SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 15, 2003

BANK ONE, DELAWARE, NATIONAL ASSOCIATION

(FORMERLY FIRST USA BANK, NATIONAL ASSOCIATION)

(Originator of the Issuer)

FIRST USA CREDIT CARD MASTER TRUST

(Issuer of the Collateral Certificate)

BANK ONE ISSUANCE TRUST

(Issuer of the Notes)

(Exact name of registrant as specified in its charter)

Laws of the United States	333-67076	51-0269396
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

201 North Walnut Street, Wilmington, Delaware 19801
(Address of principal executive offices)	(Zip Code)

                                         (302) 594-4000

Registrant’s telephone number, including area code

                                                                  N/A

(Former name, former address and former fiscal year, if changed since last report)

Item 7.	Financial Statements and Exhibits

The	following exhibits are filed as a part of this report:

(99.1)	Excess Spread Analysis

(99.2)	Asset Pool One Monthly Servicer’s Certificate

(99.3)	OneSeries Monthly Noteholders’ Statement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BANK ONE, DELAWARE, NATIONAL

ASSOCIATION (Formerly FIRST USA BANK,

NATIONAL ASSOCIATION), as Originator of the

First USA Credit Card Master Trust and Bank One

Issuance Trust and as Co-Registrant and as Servicer

on behalf of the First USA Credit Card Master Trust

and Bank One Issuance Trust

By:	/s/ RANDY J. REDCAY
Name: Randy J. Redcay Title: First Vice President

Date: October 15, 2003